EXHIBIT 10.2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DATED                      2006

(1) ISIS INNOVATION LIMITED

(2) OXFORD IMMUNOTEC LIMITED

DEED OF VARIATION

MANCHES

Manches LLP

9400 Garsington Road

Oxford Business Park

Oxford OX4 2HN

Tel: 01865 722106

Fax: 01865 201012

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS DEED dated	2006 is made
BETWEEN

(1)	ISIS INNOVATION LIMITED a company registered in England (No. 02199542), whose registered office is at University Offices, Wellington Square, Oxford, OX1 2JD, England; and

(2)	OXFORD IMMUNOTEC LIMITED a company registered in England (No. 4516079), whose registered office is at 9400 Garsington Road, Oxford Business Park, Oxford, OX4 2HN.

WHEREAS

A.	The parties entered into a Licence Agreement (“the Licence Agreement”) on 27 July 2005 which replaced a previous licence agreement originally entered into on 18 October 2002 (“the Original Licence”) and amended on 10 October 2003.

B.	The parties have agreed to vary the terms of the Licence Agreement on the terms of this Deed.

THIS DEED WITNESSES AS FOLLOWS:

1. The Licence Agreement is varied by the deletion of the existing clause 7.3 and its replacement by the following clause:

“7.3	In the event that the royalties paid to the Licensor under this clause in any of the periods prescribed in the table below do not aggregate to the corresponding minimum sums which are set out in the table, the Licensee will make up the difference between the royalties paid and the minimum sums; and will do so, in respect of each of the periods prescribed in the table, concurrently with the report under Clause 7.7 which immediately follows the end of the period.

Period	Minimum Royalty

The period commencing on the second anniversary of the Effective Date of the Original Licence and finishing on 31 December 2005 (“Period 3”)	£	[***	]

The next 12 month period beginning on 1 January 2006 and ending on 31 December 2006 (“Year 4”)	£	[***	]

The next 12 month period beginning on 1 January 2007 and ending on 31 December 2007 (“Year 5”)	£	[***	]

The next 12 month period beginning on 1 January 2008 and ending on 31 December 2008 (“Year 6”)	£	[***	]

The next 12 month period beginning on 1 January 2009 and ending on 31 December 2009 (“Year 7”) and all subsequent years during the term of this Agreement	£	[***	]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

One half of any excess of minimum royalty payments in Period 3 and Year 4 over actual royalties due in those periods will be credited to the Licensee against liability for actual royalties (in excess of minimum royalties) due in subsequent years.”

2.	The variation made in clause 1 shall be deemed to apply with effect from the Effective Date of the Licence Agreement.

IN WITNESS whereof this Deed has been executed as a deed by the parties on the date first mentioned above

EXECUTED as a deed by ISIS INNOVATION LIMITED	/s/ ISIS Innovation Limited
Director

/s/ ISIS Innovation Limited
Director/~~Secretary~~

EXECUTED as a deed by OXFORD IMMUNOTEC LIMITED	/s/ Peter Wrighton-Smith
Director

/s/ Ian Miscampbell
Director/Secretary